UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 11, 2008

Date of Report (Date of earliest event reported)

Macrovision Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22023	77-0156161
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard

Santa Clara, California 95050

(Address of principal executive offices, including zip code)

(408) 562-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On Monday January 14, 2008, Macrovision Corporation (“Macrovision”) and Gemstar-TV Guide International, Inc. (“Gemstar-TV Guide”), issued a joint press release announcing the termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the acquisition of Gemstar-TV Guide by Macrovision pursuant to the Agreement and Plan of Mergers between Macrovision and Gemstar dated December 6, 2007, a copy of which was filed on Form 8-K on December 10, 2007.

A copy of the joint press release of the Company and Gemstar is included herein as Exhibit 99.1. The press release is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the press release.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Press release dated January 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Macrovision Corporation
(Registrant)

Date:	January 14, 2008	By:	/s/ Stephen Yu
Stephen Yu
EVP and General Counsel

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